UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

AQUAEChain Agreement

On September 24, 2026, MindWave Innovations Inc. (“MindWave”), a wholly owned subsidiary of Apimeds Pharmaceuticals US, Inc. (the “Company”), issued a press release announcing that it had entered into a 12-month technology services agreement with AQUAE Holdings Pte. Ltd., a Singapore-based company (“AQUAE”), to deploy MindChain as the blockchain infrastructure for AQUAEChain, a platform for the issuance, verification, transfer and retirement of ALCI Credits. Consideration consists of software development and technology service fees and an allocation of ALCI Credits issued on the network. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

FlashChain Agreement

On September 29, 2026, MindWave issued a press release announcing that it had entered into a 12-month Software Development and Technology Services Agreement with Flash Sports & Media Holdings, Inc. (“FLZH”), under which MindWave will deploy and operate a dedicated subnet on MindChain’s Layer-2 infrastructure for FlashChain, a blockchain for tracking digital broadcasting rights, video assets and match ticket inventory, and develop related integration and smart contract software. Consideration consists of FLZH common shares and an allocation of FLASH TOKEN. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report, including risks relating to development timelines, milestone achievement, acceptance testing, the value of equity and token consideration, technical performance, network scalability, integration with third-party systems and hardware, market acceptance, and regulatory requirements applicable to digital assets. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by MindWave Innovations Inc. dated September 24, 2026 (AQUAEChain).
99.2	Press Release issued by MindWave Innovations Inc. dated September 29, 2026 (FlashChain).
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: September 29, 2026	By:	/s/ Dr. Vin Menon
	Name:	Dr. Vin Menon
	Title:	Co-Chief Executive Officer

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